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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                February 18, 1999
                Date of Report (Date of earliest event reported)


                            OSI PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                        0-15190                13-3159796
(State or other jurisdiction of         (Commission           (I.R.S. Employer
        incorporation)                  File Number)         Identification No.)


                         106 CHARLES LINDBERGH BOULEVARD
                               UNIONDALE, NY 11553
                    (Address of principal executive offices)


                                 (516) 222-0023
              (Registrant's telephone number, including area code)
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ITEM 7.  EXHIBITS

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     EXHIBIT NO.                                         DESCRIPTION
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
         99             Indenture, dated as of January 6, 1999, between OSI Pharmaceuticals, Inc. and The Bank of
                        New York, as Trustee.
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
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 18, 1999               OSI PHARMACEUTICALS, INC.


                                   By: /s/ Robert L. Van Nostrand
                                       -----------------------------------------
                                       Name: Robert L. Van Nostrand
                                       Title: Vice President and Chief Financial
                                              Officer, Secretary and Treasurer
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                                  EXHIBIT INDEX

-----------------------------------------------------------------------------------------------------------------
     EXHIBIT NO.                                                   DESCRIPTION
-----------------------------------------------------------------------------------------------------------------
         99             Indenture, dated as of January 6, 1999, between OSI Pharmaceuticals, Inc. and The Bank of
                        New York, as Trustee.
-----------------------------------------------------------------------------------------------------------------